The Board of Trustees of the fund has approved the proposed reorganization of the fund into MFS Municipal Income Fund. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in October 2011. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the fund’s assets and liabilities would be transferred to MFS Municipal Income Fund in return for shares of MFS Municipal Income Fund with equal total net asset value as of the valuation date. These MFS Municipal Income Fund shares would be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders would thus become shareholders of MFS Municipal Income Fund and receive shares of MFS Municipal Income Fund with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Florida, but also considering capital appreciation. The investment objective of MFS Municipal Income Fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The investment objective of both the fund and MFS Municipal Income Fund may be changed without shareholder approval. Additionally, the investment policies, strategies and restrictions of MFS Municipal Income Fund are substantially similar to the investment policies, strategies and restrictions of the fund.

A full description of MFS Municipal Income Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Florida Fund on or about September 13, 2011.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about November 3, 2011.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of MFS Municipal Income Fund, nor is it a solicitation of any proxy.  For more information regarding MFS Municipal Income Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606.  The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov).  Please read the prospectus/proxy statement carefully before making any investment decisions.